Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 21. Subsequent Events

Agreement to Acquire Akoya Biosciences, Inc.

On January 9, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Akoya Biosciences, Inc., a Delaware corporation (“Akoya”), and Wellfleet Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Quanterix (“Merger Sub”), in which Merger Sub will merge with and into Akoya (the “Merger”), with Akoya surviving such Merger as a wholly owned subsidiary of Quanterix. Akoya is based in Marlborough, Massachusetts and is a life sciences technology company delivering spatial biology solutions focused on transforming discovery, clinical research and diagnostics. Spatial phenotyping refers to technology that enables academic and biopharma scientists to detect and map the distribution of cell types and biomarkers across whole tissue samples at single-cell resolution, enabling advancements in understanding of disease progression and patient response to therapy. The transaction is part of the Company’s plans to establish the first fully integrated technology ecosystem to identify and measure biomarkers across tissue and blood, expand its technology offerings into oncology and immunology, and expand its portfolio of lab service offerings.

Under the Merger Agreement, each share of common stock, par value $0.00001 per share, of Akoya (the “Akoya Common Stock”) outstanding immediately prior to the merger will be converted into the right to receive 0.318 (the “Exchange Ratio”) of a fully paid and nonassessable share of common stock, par value $0.001 per share, of Quanterix and, if applicable, cash in lieu of fractional shares, subject to any applicable withholding.

Each restricted stock unit in respect of shares of Akoya Common Stock and each option to acquire shares of Akoya Common Stock that is outstanding immediately prior to the merger will automatically be converted into a number of restricted stock units and options to acquire shares of Quanterix Common Stock, respectively, based on the Exchange Ratio.

The closing of the Merger is subject to a number of conditions, including: (i) approval of the issuance of shares of the Company’s common stock in the Merger by its stockholders; (ii) approval of the Merger by Akoya stockholders; (iii) the effectiveness of the registration statement on Form S-4 filed with the SEC in connection with the Merger; (iv) the absence of any order issued or entered, or any law enacted or promulgated having the effect of restraining, enjoining, making illegal or otherwise prohibiting the consummation of the Merger; (v) the Company’s submission to Nasdaq of a notification of shares of the Company’s common stock to be issued in connection with the Merger; (vi) performance by each party of its respective obligations under the Merger Agreement; and (vii) the absence of a material adverse effect with respect to each of Akoya and Quanterix.

The Company and Akoya have also agreed to use their respective reasonable best efforts to cooperate in good faith to enter into one or more agreements pursuant to which Quanterix would provide Akoya with financing. Any such financing would be in the form of subordinated convertible note(s) in an aggregate principal amount not to exceed $30.0 million, subject to Akoya having obtained any required consents and satisfied any other conditions with respect thereto under Akoya’s existing credit facility As of the date of filing of this joint proxy statement/prospectus, the Company and Akoya are negotiating the potential terms of such financing.

Acquisition of Emission Inc.

On January 8, 2025, the Company completed the acquisition of Emission Inc. (“Emission”). Emission is based in Georgetown, Texas and manufactures large-scale, highly-uniform dye-encapsulating magnetic beads designed for low and mid-plex assays and a mid-plex platform that reads its proprietary beads. The transaction is part of the Company’s plans to secure the use of Emission’s highly controlled beads in the Company’s next generation instruments and expansion into a new multi-plex segment targeting third-party original equipment manufacturer customers.

Pursuant to the Share Purchase Agreement, the Company acquired all of the issued and outstanding shares of capital stock of Emission for an upfront payment of $10.0 million, with an additional $10.0 million payable upon completion of certain technical milestones. Additionally, the Emission shareholders may receive up to an additional $50.0 million in earnout payments through December 31, 2029, contingent upon the achievement of certain performance milestones.

In connection with the closing, the Company and Emission entered into a call option agreement, in which the Emission shareholders have the right to repurchase all of the outstanding capital stock of Emission for $10.0 million after five years from the closing date if Emission’s revenues do not exceed $5.0 million in any one year during such five-year period. If the Emission shareholders exercise the right to repurchase Emission and consummate the repurchase, the Company will retain a perpetual, fully-paid, irrevocable license to all Emission intellectual property required to continue to manufacture and commercialize the Company’s products.

The initial accounting for the acquisition was not complete at the time of filing of this Annual Report on Form 10-K due to the timing of the acquisition. As a result, the full disclosures required under ASC 805-10-50 – Business Combinations cannot be made at this time.

Acquisition costs incurred during the year ended December 31, 2024 related to the Emission acquisition were not material.